Financial Instruments and Financial Risk Management	12 Months Ended
Dec. 31, 2025
Financial Instruments and Financial Risk Management
Financial Instruments and Financial Risk Management
12.
Financial Instruments and Financial Risk Management

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in an orderly transaction between market participants. In arriving at a fair value measurement, the Company uses a fair value hierarchy based on three levels of inputs, of which the first two are considered observable and the last unobservable. The three levels of inputs used to establish fair value are the following:

The three levels of the fair value hierarchy are described below:

Level 1 – quoted prices (unadjusted) in active markets for identical assets or liabilities;

Level 2 – inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly for similar items in active markets. The Company maximizes the use of observable market data and relies on entity-specific estimates at least possible; and

Level 3 – inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The Company's policy is to recognize transfers into and out of fair value hierarchy levels at the end of the reporting period.

There were no transfers between Levels 1, 2 or 3 during the periods ended December 31, 2025, December 31, 2024 and June 30, 2024.

The following table sets forth the Company's financial assets measured at fair value by level within the fair value hierarchy:

December 31, 2025	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$52,299	$52,299
Investment in Aqualung	—	—	5,350	5,350
(1)
Includes $31.4 million and $20.9 million related to SWA Lithium and Texas Lithium, respectively.

December 31, 2024	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$48,138	$48,138
Investment in Aqualung	—	—	2,335	2,335
(1)
Includes $28.4 million and $19.7 million related to SWA Lithium and Texas Lithium, respectively.

June 30, 2024	Level 1	Level 2	Level 3	Total
Financial asset – FID(1)	$—	$—	$47,086	$47,086
Investment in Aqualung	—	—	2,500	2,500
(1)
Includes $27.9 million and $19.1 million related to SWA Lithium and Texas Lithium, respectively.

The Financial asset – FID is measured at fair value. The fair value of the financial asset was determined using a probability weighted discounted cash flow methodology which uses the S&P corporate bond yield curve based on the credit rating of the counterparty and considers the probability of the occurrence of a positive FID in either of SWA Lithium or Texas Lithium. During the year ended December 31, 2025, the six month fiscal period ended December 31, 2024 and the year ended June 30, 2024, the Company recorded a fair value gain on financial asset – FID of $4.2 million, $1.1 million and $0.4 million, respectively. The increase in fair value is primarily attributable to the passage of time during which the Company progresses towards FID, as well as a reduction in the risk weighting of an unsuccessful FID at the South West Arkansas Project.

The Company's investment in Aqualung is measured at fair value on a recurring basis. Information relating to Aqualung is considered when determining its fair value. In addition to company-specific information, the Company takes into account trends in general market conditions and the share performance of comparable publicly-traded companies when valuing privately-held investments.

The Board has the overall responsibility for the establishment and oversight of the Company's risk management framework. The Company's risk management policies are established to identify and analyze the risks faced by the Company, to set appropriate risk limits and controls, and to monitor risks and adherence to limits. Risk management policies and systems are reviewed regularly to reflect changes in market conditions and in response to the Company's activities. Management regularly monitors compliance with the Company's risk management policies and procedures and reviews the adequacy of the risk management framework in relation to the risks faced by the Company.

The Company is exposed to various risks such as interest rate, credit, and liquidity risk. To manage these risks, management determines what activities must be undertaken to minimize potential exposure to risks. The objectives of the Company in managing risk are as follows:

•
maintaining sound financial condition;
•
financing operations; and
•
ensuring liquidity to all operations.

In order to satisfy these objectives, the Company monitors and manages these financial exposures as an integral part of the Company's overall risk management program.

(i)
Credit risk

Credit risk is the risk of loss if counterparties do not fulfill their contractual obligations and arises principally from the Company's cash deposits and financial asset – FID. The Company's maximum credit risk is equal to the carrying amount of its financial assets, including cash and financial asset – FID. The Company maintains substantially all of its cash with two financial institutions. The majority of cash held with these institutions exceeds the amount of insurance provided on such deposits.

(ii)
Liquidity risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due. The Company manages this risk by careful management of its working capital (current assets less current liabilities) to try to ensure its expenditures will not exceed available resources. At December 31, 2025, December 31, 2024 and June 30, 2024, the Company had working capital of $147.6 million, $27.5 million and $28.9 million, respectively.

As of December 31, 2025, accounts payable and accrued liabilities are generally due within one year.

As of December 31, 2025 lease liabilities' undiscounted contractual cash flows, including interest payments, are due within the next three years.

(iii)
Foreign exchange risk

Foreign exchange risk is the risk that the Company's financial instruments will fluctuate in value as a result of movement of foreign exchange rates. The Company does not use derivative instruments to reduce its exposure to foreign currency risk. The Company is exposed to currency risk through the following assets and liabilities denominated in USD (in thousands):

	December 31, 2025	December 31, 2024	June 30, 2024
Cash	$142,339	$8,057	$5,879
Investment in Aqualung	5,350	2,335	2,500
Accounts receivable	322	—	—
Accounts payable	99	47	4

At December 31, 2025, US dollar amounts were converted at a rate of USD 1.00 to CAD 1.371. A 10% increase or decrease in the US dollar relative to the Canadian dollar would result in a change of approximately $14.2 million in the Company's comprehensive loss for the year to date. At December 31, 2024, US dollar amounts were converted at a rate of USD 1.00 to CAD 1.43763. A 10% increase or decrease in the US dollar relative to the Canadian dollar would result in a change of approximately $0.8 million in the Company's comprehensive loss for the year to date. At June 30, 2024, US dollar amounts were converted at a rate of USD 1.00 to CAD 1.3679. A 10% increase or decrease in the US dollar relative to the Canadian dollar would result in a change of approximately $0.6 million in the Company's comprehensive loss for the year to date.